                                                                    EXHIBIT 32.1

                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Associated Materials Incorporated (the "Company") for the fiscal year ended January 3, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Caporale, Jr., President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:  April 2, 2004      By:  /s/ Michael Caporale, Jr.
                                        ----------------------------------------
                                        Michael Caporale, Jr.
                                        President, Chief Executive Officer and
                                        Director
                                        (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Associated Materials Incorporated and will be retained by Associated Materials Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.